UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 23, 2023

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.875% Notes due 2025	PPG 25A	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On March 23, 2023, PPG Industries, Inc. (the “Company”) entered into Amendment No. 1 to its Amended and Restated Five Year Credit Agreement (the “Five Year Credit Agreement Amendment”), dated as of August 30, 2019, among the Company; the several banks and financial institutions party thereto; JPMorgan Chase Bank, N.A., as administrative agent; BNP Paribas, Citibank, N.A., MUFG Bank, Ltd. and PNC Bank, National Association, as co-syndication agents; and J.P. Morgan Chase Bank, N.A., BNP Paribas Securities Corp., Citibank, N.A., MUFG Bank, Ltd. and PNC Capital Markets LLC, as co-lead arrangers and co-bookrunners (as amended, the “Five Year Credit Agreement”).
Also on March 23, 2023, the Company entered into Amendment No. 1 to its $2,000,000,000 Term Loan Credit Agreement (the “Term Loan Amendment” and, together with the Five Year Credit Agreement Amendment, the “Amendments”), dated as of February 19, 2021, among the Company, the lenders parties thereto, BNP Paribas, as administrative agent, PNC Bank, National Association, as syndication agent and BNP Paribas Securities Corp. and PNC Capital Markets LLC, as co-lead arrangers and co-bookrunners (as amended, the “Term Loan Credit Agreement” and, together with the Five Year Credit Agreement, the “Credit Agreements”).
The Amendments amended the Credit Agreements to replace the LIBOR-based reference interest rate option with a reference interest rate option based upon Term SOFR (as defined in the Credit Agreements). Other than the foregoing, the material terms of the Credit Agreements remain unchanged.
The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Five Year Credit Agreement Amendment and the Term Loan Amendment, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description of the terms of the Amendments set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Amendment No. 1, dated as of March 23, 2023, to Five Year Credit Agreement, dated as of August 30, 2019, among PPG Industries, Inc.; the several banks and financial institutions party thereto; JPMorgan Chase Bank, N.A., as administrative agent; BNP Paribas, Citibank, N.A., MUFG Bank, Ltd. and PNC Bank, National Association, as co-syndication agents; and J.P. Morgan Chase Bank, N.A., BNP Paribas Securities Corp., Citibank, N.A., MUFG Bank, Ltd. and PNC Capital Markets LLC, as co-lead arrangers and co-bookrunners.

10.2
Amendment No. 1, dated as of March 23, 2023, to Term Loan Credit Agreement, dated as of February 19, 2021, among PPG Industries, Inc., the lenders parties thereto, BNP Paribas, as administrative agent, PNC Bank, National Association, as syndication agent and BNP Paribas Securities Corp. and PNC Capital Markets LLC, as co-lead arrangers and co-bookrunners.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: March 27, 2023	By:	/s/ Vincent J. Morales
Vincent J. Morales
Senior Vice President and Chief Financial Officer